                                                                  EXHIBIT 10.91


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), effective as of August 29, 2001, by and among GOODY'S FAMILY CLOTHING, INC. and the other borrowers listed on the signature pages hereto (the "Borrowers"), the financial institutions party to the Loan Agreement (as hereinafter defined) from time to time (collectively, the "Lenders"), and THE CIT GROUP/BUSINESS CREDIT INC., a New York corporation, as Lender and agent (the "Agent").

                                   RECITALS:

         WHEREAS, the Borrowers, the Lenders and the Agent are party to that certain Loan and Security Agreement, dated as of May 31, 2001 (the "Loan Agreement"; capitalized terms used herein but not defined shall have the meaning assigned to such terms in the Loan Agreement) pursuant to which the Lenders have extended a revolving credit loan facility to the Borrowers in the principal amount of $130,000,000, secured by the Collateral;

         WHEREAS, subject to the terms and conditions set forth herein, the Borrowers, and the Lenders desire to amend the Loan Agreement as herein provided.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "the Agreement" and each other similar reference contained in the Loan Agreement shall from and after the effective date hereof refer to the Loan Agreement as amended hereby.

         2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                  (a)      CLAUSE (X) of SECTION 8.1(A), Blocked
Accounts/Lockboxes, is hereby deleted in its entirety and the following new CLAUSE (X) shall be inserted in lieu thereof:

                           "(x) within ninety (90) days after the Closing,
                  deliver to the Agent, Blocked Account Agreements, duly executed by the Borrowers and each Clearing Bank, with respect to Store Accounts comprising seventy percent (70%) of the number of the Borrowers' stores,"


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         3.       EFFECT OF THIS AGREEMENT. Except as expressly amended hereby, the Loan Agreement and each other Loan Document shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties to the Lenders and the Agent, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or in law). The agreement of the Agent and the Lenders to consent to and to amend the specific matters herein addressed does not and shall not create (nor shall the Loan Parties rely upon the existence of or claim or assert that there exists) any obligation of the Agent or the Lenders to consider or agree to any further consents or amendments and, in the event that the Agent or the Lenders subsequently agree to consider any further consent or amendment, neither this Amendment nor any other conduct of the Agent or the Lenders shall be of any force or effect on their consideration or decision with respect to any such requested consent or amendment, and neither the Agent nor the Lenders shall have any obligation whatsoever to consider or agree to further consents or amendments.

         4. RELEASE. As a material inducement to Agent and Lenders to enter into this Agreement and to continue to make Revolving Credit Loans under the Revolving Credit Facility all in accordance with and subject to the terms and conditions of this Agreement and the Loan Agreement, and all of which are to the direct advantage and benefit of each Borrower, each of the Borrowers, for itself and its respective successors and assigns, (a) do hereby remise, release, waive, relinquish, acquit, satisfy and forever discharge Agent and each Lender, and all of the respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns of Agent and each Lender (collectively the "Discharged Parties" and each a "Discharged Party"), from, other than the gross negligence or willful misconduct of any Discharged Party as finally determined by a court of competent jurisdiction, any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, suits, claims, counterclaims, demands, defenses, setoffs, objections and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing and whether known or unknown, including, but not limited to, any and all claims which may be based on allegations of breach of contract, failure to lend, fraud, promissory estoppel, libel, slander, usury, negligence, misrepresentation, breach of fiduciary duty, bad faith, lender malpractice, undue influence, duress, tortious interference with contractual relations, interference with management, or misuse of control which any Borrower now has or hereafter can, shall or may have by reason of any matter, cause, thing or event occurring on or prior the date of this Agreement arising out of, in connection with or relating to (i) the Secured Obligations, including, but not limited to, the administration or funding thereof, (ii) any of the Loan Documents or the indebtedness evidenced and secured thereby, and
(iii) any other agreement or transaction between any Borrower and any Discharged Party relating to or in connection with the Loan Documents or the transactions contemplated therein; and (b) do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Discharged Party, by reason of or in connection with any of the foregoing matters, claims or causes of action (other than the gross negligence or willful


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misconduct of any Discharged Party as finally determined by a court of competent jurisdiction), provided, however, that the foregoing release and covenant not to sue shall not apply to any claims arising after the date of this Agreement with respect to acts, occurrences or events after the date of this Agreement.

         5. MISCELLANEOUS. Each of the Borrowers agrees to take such further action as the Agent shall reasonably request in connection herewith to evidence the agreement and consent herein contained. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Georgia, but without giving effect to principles of conflicts of laws thereof.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to Loan and Security Agreement to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.


                                    BORROWERS:

                                    GOODY'S FAMILY CLOTHING, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Edward R Carlin
                                         --------------------------------------
                                    Title:  Executive Vice President and CFO
                                          -------------------------------------


                                    SYDOOG, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Francis B Jacobs
                                         --------------------------------------
                                    Title:  President
                                          -------------------------------------


                                    TREBOR OF TN, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Edward R Carlin
                                         --------------------------------------
                                    Title: President
                                          -------------------------------------


                                    GOFAMCLO, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Francis B Jacobs
                                         --------------------------------------
                                    Title: President
                                          -------------------------------------


                                    GFCFS, LLC


                                    By:
                                       ----------------------------------------
                                    Name: Edward R Carlin
                                         --------------------------------------
                                    Title: President
                                          -------------------------------------


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


                                    GOODY'S MS, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER


                                    By:
                                       ----------------------------------------
                                    Name: Edward R Carlin
                                         --------------------------------------
                                    Title: President
                                          -------------------------------------


                                    GOODY'S IN, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER


                                    By:
                                       ----------------------------------------
                                    Name: Edward R Carlin
                                         --------------------------------------
                                    Title: President
                                          -------------------------------------


                                    GFCTX, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER


                                    By:
                                       ----------------------------------------
                                    Name: Edward R Carlin
                                         --------------------------------------
                                    Title: President
                                          -------------------------------------


                                    GFCTN, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER


                                    By:
                                       ----------------------------------------
                                    Name: Edward R Carlin
                                         --------------------------------------
                                    Title: President
                                          -------------------------------------


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


                                    GFCGA, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER


                                    By:
                                       ----------------------------------------
                                    Name: Edward R Carlin
                                         --------------------------------------
                                    Title: President
                                          -------------------------------------


                                    AGENT:

                                    THE CIT GROUP/BUSINESS CREDIT, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    CO-AGENT:

                                    GMAC COMMERCIAL CREDIT LLC


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    LENDERS:

                                    THE CIT GROUP/BUSINESS CREDIT, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


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


                                    GMAC COMMERCIAL CREDIT LLC


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    AMSOUTH BANK


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    ORIX FINANCIAL SERVICES, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


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